Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2010 through
                              December 31, 2010


Item 1.  Report to Stockholders
Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2010



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1

REPORT OF INDEPENDENT REGISTREDED PUBLIC ACCOUNTING FIRM   2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Statement of Cash Flows                                 11
  Notes to Financial Statements                         12-19
  FINANCIAL HIGHLIGHTS                                    20
  PROXY VOTING POLICIES                                   21
  FUND EXPENSES                                           22
  INVESTMENT ADVISORY AGREEMENT APPROVAL                  23
  DIRECTORS AND OFFICERS                                  24


Zazove Convertible Securities Fund, Inc.
RELATIVE HISTORICAL RETURNS
For the Period Ended December 31, 2010

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 and Barclays Capital U.S. Aggregate
Bond Index for the one year, three year, five year and ten year period ended December 31,2010. As illustrated in the graph, during this period the Fund's return was +19.60, +6.52%, +6.96 and +10.29%,respectively,while the return of the S&P 500 Stock Index was +15.06%, -2.85%, +2.29% and +1.41%, respectively, the return of the Russell 2000 Stock Index was 26.85%, 2.22%,
+4.47% and 6.33%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +6.54%,
+5.90%, +5.80% and +5.83%, respectively.

The Fund's returns are presented after all fees and expenses. The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest.
Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund's custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights referred to above present fairly, in all material respects,the financial position of the Fund as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 23, 2011



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS

ASSETS:
Investment Securities, at fair value
(cost $68,397,947)                                $  75,198,434
Cash and cash equivalents                               144,279
Receivables:
  Interest                                              365,142
  Dividends                                              23,754
  Investment securities sold                            705,781
  Legal fee reimbursement                                43,683
  Other                                                   1,020

     Total assets                                    76,482,093


LIABILITIES

Investment securities sold short, at fair value         636,300
(proceeds $716,388)
PAYABLES:
  Capital shares redeemed                               536,497
  Due to broker                                       5,448,222
  Transfer agency fees                                    5,584
  Custody fees                                              650
  Professional fees                                      38,640
  Other                                                     312

     Total liabilities                                6,666,205

NET ASSETS                                        $  69,815,888


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares $      33,161
    authorized;3,316,103 shares issued and outstanding)
  Paid-in surplus                                    63,433,494
  Accumulated net realized losses on investments       (308,169)
  Accumulated undistributed net investment loss        (223,173)
  Net unrealized appreciation on investments           6,880,575

NET ASSETS                                           69,815,888

NET ASSET VALUE PER SHARE
 (based on 3,316,103 shares outstanding)	        $21.05


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2010


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENT SECURITIES - 108%

CONVERTIBLE PREFERRED STOCK - 14%
UNITED STATES - 14%


Affiliated Managers Group,Inc. 5.150%        48,410     1,990,861
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,695,937
Carriage Services Capital Trust 7.000%       59,500     2,075,360
   Due 06-01-29
Dune Energy, Inc. 10.000% (144A)(b)             336        15,359
Emmis Communications Corporation 6.25%       22,100       323,212
Fifth Third Bancorp 8.500%(d)                 4,800       708,600
Healthsouth Corp. 6.500%                      1,000       970,625
Newell Financial Trust 1 5.250%               2,048        87,808
   Due 12-01-27
Stanley Black & Decker, Inc. 4.750%          14,400     1,566,000

Total Convertible Preferred Stock (cost- $9,286,852)    9,433,762


MANDATORY CONVERTIBLE PREFERRED STOCK - 3%
United States - 3%
General Motors Corporation 4.750%            37,600     2,034,536
   Due 12-01-13

Total Mandatory Convertible
             Preferred Stock (cost $1,880,000)          2,034,536


CONVERTIBLE BONDS - 78%

Bahamas - 2%
Sterlite Industries Ltd. 4.000%            1,655,000    1,704,650
   Due 10-30-14


Canada - 2%
Goldcorp, Inc. (144A)                       440,000       541,750
   2.000% Due 08-01-14 (b)(d)
Northgate Minerals Corporation
   3.500% Due 10-01-16                      700,000       740,110

Total Canada                                            1,281,860

China - 2%
China Medical Technologies, Inc.(144A)      680,000       695,300
   6.250% Due 12-15-16(b)
Home Inns & Hotels(144A)                    610,000       616,100
   2.000% Due 12-15-15(b)
ShengdaTech, Inc.(144A)                     300,000       301,875
   6.500% Due 12-15-15(b)

Total China                                              1,613,275

France - 2%
Toreador Resources Corporation(144A-Seasoned)
   8.000% Due 10-01-25(b)                   950,000      1,548,500

Hong Kong - 2%
Sino-Forest Corporation(144A)               890,000      1,163,675
   4.250% Due 12-15-16(b)

Indonesia - 0%
APP Finance VI Mauritius                    12,903,000      22,580
   0.000% Due 11-18-12(a)(c)

Israel - 2%
Teva Pharm (Series D)                       1,450,000    1,582,385
   1.750% Due 02-01-26

Luxembourg - 3%
Arcelormittal 5.000% Due 05-15-14           1,470,000    2,134,256

Mexico - 1%
Cemex S.A.(144A) 4.875% Due 03-15-15(b)       610,000      668,331

South Africa - 3%
AngloGold Limited(Reg S)                    1,500,000    1,875,000
   3.500% Due 05-22-14

United Kingdom - 0%
SkyePharma PLC(Reg S)                         700,000      245,889
   6.000% Due 05-04-24

UNITED STATES - 59%
3M Co. 0.000% Due 11-21-32 (c)(d)            1,463,000  1,360,590
Alliance Data Systems 1.750%                 1,510,000  1,631,253
   Due 08-01-13
AMR Corporation 6.250%                       570,000      648,019
   Due 10-15-14
Bank of America 1.000%                       280,000      278,180
   Due 06-30-15
Cephalon Inc. 2.500%                       1,150,000    1,305,250
   Due 05-01-14
Chemed Corporation                         1,000,000    1,010,000
   1.875% Due 05-15-14
Clearwire Corporation(144A)                  870,000      886,856
   8.250% Due 12-01-40(b)
Danaher Corporation                        1,565,000    2,147,063
   0.000% Due 01-22-21 (c)(d)
EMC Corporation B                          1,450,000    2,184,425
   1.750% Due 12-01-13(d)
Enpro Industries, Inc.                     1,150,000    1,603,531
   3.937% Due 10-15-15
Exterran Holdings, Inc.                      920,000    1,147,700
   4.250% Due 06-15-14(d)
Gilead Sciences, Inc.-B                    1,590,000    1,761,720
   0.625% Due 05-01-13
Green Plains Renewable Energy, Inc.(144A)    340,000      357,425
   5.750% Due 11-01-15(b)
Grubb & Ellis Company(144A)                  310,000      283,743
   7.950% Due 05-01-15(b)
International Game Technology(144A)        1,410,000    1,636,516
   3.250% Due 05-01-14(b)(d)
Interpublic Group                            770,000      906,675
   4.750% Due 03-15-23(d)
Johnson & Johnson                          1,900,000    1,686,250
   0.000% Due 07-28-20(c)(d)
Level 3 Communications, Inc.               1,300,000    1,233,440
   7.000% Due 03-15-15
Level 3 Communications, Inc.                 550,000      596,750
   6.500% Due 10-01-16 (d)
Liberty Media                              1,500,000    1,695,921
   3.125% Due 03-30-23 (d)
Liberty Media                              2,250,000    1,562,344
   3.250% Due 03-15-31 (d)
MGIC Investment Corporation                  260,000      300,625
   5.000% Due 05-01-17
Morgan Stanley                               410,000      411,496
   1.100% Due 06-24-15
Newmont Mining Corporation - A               730,000    1,054,850
   1.250% Due 07-15-14 (d)
PMI Group, Inc.                              480,000      400,896
   4.500% Due 04-15-20
Prospect Capital corporation(144A)         1,700,000    1,727,625
   6.250% Due 12-15-15(b)
Radian Group                                 370,000      361,444
   3.000% Due 11-15-17
Rayonier, Inc.(144A)                         140,000      170,086
   4.500% Due 08-15-15 (b)(d)
Rite Aid Corporation                   	   1,000,000      937,500
   8.500% Due 05-15-15
School Specialty, Inc.                       300,000      294,000
   3.750% Due 11-30-26
Sirius XM Radio, Inc.(144A-Seasoned)       1,480,000    1,835,200
   7.000% Due 12-01-14(b)
Steel Dynamics, Inc.                         870,000    1,109,794
   5.125% Due 06-15-14(d)
Teleflex Incorporated                        800,000      843,000
   3.875% Due 08-01-17
Thermo Fisher Scientific                   1,070,000    1,487,969
   3.250% Due 03-01-24
Tyson Foods, Inc.                          1,000,000    1,225,625
  3.250% Due 10-15-13(d)
Ultrapetrol Bahamas Limited(144A)            700,000      741,125
  7.250% Due 01-15-17(b)
Xilinx,Inc.(144A)                          1,400,000    1,648,675
  2.625% Due 06-15-17(b)(d)

        Total United States                            40,473,561

Total Convertible Bonds (cost - $48,037,173)           54,313,962


CONVERTIBLE BOND UNITS - 2%
UNITED STATES - 2%
Ashland Inc. 6.500%                            1,500   1,312,500
  Due 06-30-29
CenterPoint Energy 1.165%                     11,340     364,297
  Due 09-15-29


        Total Convertible Bond Units(cost $1,486,248)  1,676,797

CORPORATE BONDS - 7%
United States - 7%
FiberTower Corporation
   9.000% Due 01-01-16                      1,025,773    918,067
MIG,LLC Senior Secured Notes                4,494,411  3,910,138
   9.000% Cash, 6.500% PIK Due 12-31-16(e)


Total Corporate Bonds(cost $4,725,815)                  4,828,205

COMMON STOCK - 3%
Bahamas - 1%
Vedanta Resources                             38,593      771,860

Ireland - 0%
Fly Leasing                                   13,100      178,946

UNITED STATES - 2%
Dune Energy (c)                                   104          42
Durect Corporation (c)                        137,721     475,137
FiberTower Corporation (c)                    133,157     593,880

      Total United States                               1,069,059

      Total Common Stock (cost $2,326,281)              2,019,865


WARRANTS - 1%
UNITED STATES - 1%
JPMorgan Chase & Company,
    strike price $42.42,expire 10-28-18 (c)   30,000      433,500
Raytheon Company,strike price $37.50,         52,500      457,807
    Expire 06-16-11 (c)

      Total Warrants(cost $655,578)                       891,307

TOTAL INVESTMENT SECURITIES (cost $68,397,947)         75,198,434

INVESTMENT SECURITIES SOLD SHORT - (1)%
Common Stock - (1)%
United States -(1)%
JP Morgan Chase & Company                   (15,000)     (636,300)

     Total Common Stock (proceeds $716,388)              (636,300)

TOTAL INVESTMENT SECURITIES SOLD SHORT                   (636,300)
   (proceeds $716,388)
OTHER ASSETS LESS LIABILITIES - (7)%                   (4,746,246)
NET ASSETS - 100%                                     $69,815,888


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.

(e) See note 8 in the notes to financial statements.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2010.

    See notes to financial statements.               (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010



INVESTMENT INCOME:
  Interest                                          $ 1,570,115
  Dividends                                             614,644
  Other                                                 102,938

      Total investment income                         2,287,697

EXPENSES:
   Management fees                                      995,012
   Margin interest                                      215,451
   Transfer agency fees                                  85,408
   Professional fees(net of reimbursement of $43,683)    14,395
   Director fees                                         12,000
   Custody fees                                          10,646
   Insurance expense                                      4,906
   Dividends on securities sold short                     4,302
   Other                                                  4,006

        Total expenses                                1,346,126


NET INVESTMENT INCOME                                   941,571

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                   2,167,692
  Net realized gain on securities sold short           478,505
  Net change in unrealized appreciation(depreciation)
  of investments                                     7,449,641
  Net change in unrealized appreciation(depreciation)
  of securities sold short                              80,088

     Net realized and unrealized gain from           10,175,926
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $11,117,497


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2009

                                           2010            2009

OPERATIONS:
Net investment income                    $941,571      $ 2,077,214
Net realized gain(loss) on investments  2,646,197       (730,191)
   and securities sold short
Net change in unrealized appreciation    7,529,729      25,075,791
 (depreciation) on investments and
  securities sold short

Net increase in net assets
  resulting from operations             11,117,497       26,422,814

DISTRIBUTIONS PAID
From investment income                  (1,731,789)     (2,360,000)

Net decrease in net assets resulting
   from distributions paid              (1,731,789)      (2,360,000)


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold              5,934,025          2,253,277
Proceeds from shares from              1,707,791          2,322,361
   reinvestment of distributions
Payments for shares redeemed          (3,749,633)         (6,112,814)

Net increase(decrease) in net assets resulting
 from capital share transactions       3,892,183         (1,537,176)

NET INCREASE IN NET ASSETS            13,277,891         22,525,638

NET ASSETS - Beginning of year        56,537,997         34,012,359

NET ASSETS - End of year             $69,815,888        $56,537,997



See notes to financial statements.


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $11,117,497 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized appreciation (depreciation) (7,529,729)
        of investments and securities sold short
    Net realized gain on investments and securities      (2,646,581)
        sold short
    Amortization and accretion                              119,099
    Purchases of investment securities                  (66,808,003)
    Proceeds from sale of investment securities          64,808,675
    Changes in assets and liabilities:
      Decrease in receivables                                 4,272
      Increase in other assets                                 (39)
      Increase in payables                                   14,563

           Net cash used in operating activities          (920,246)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                               5,484,025
  Payments for distributions paid                          (23,998)
  Payments for shares redeemed                          (7,911,905)
  Payments on margin balance due to broker             (21,667,048)
  Advances on margin balance due to broker               23,371,885

           Net cash used in financing activities          (747,041)

NET DECREASE IN CASH AND CASH EQUIVALENTS               (1,667,287)

CASH AND CASH EQUIVALENTS - Beginning of year              1,811,566

CASH AND CASH EQUIVALENTS - End of year                      144,279

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during year for:
    Interest                                               215,451

NON-CASH ACTIVITY DISCLOSURES:
  Proceeds from shares from reinvestment                 1,707,791
    of distributions

See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Valuation of Measurements- Financial Accounting Standards Board
(FASB) Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures,defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of December 31, 2010:

                            Level1      Level2      Level3      Total
Convertible Preferred
   Stock                $2,597,812  $6,835,950          $0  $9,433,762
Mandatory Convertible
   Preferred Stock      2,034,536            0           0   2,034,536
Convertible Bonds                0  54,068,073     245,889  54,313,962
Convertible Bond Units           0   1,676,797           0   1,676,797
Corporate Bonds                  0     918,067   3,910,138   4,828,205
Common Stock             2,019,865           0           0   2,019,865
Warrants                   891,307           0           0     891,307

Total investment
   securities           $7,543,520 $63,498,887  $4,156,027 $75,198,434

                                                           Investment
                                                        Securities Sold
                                                              Short
                           Level1       Level2      Level3
Common Stock            $(636,300)          $0          $0  $(636,300)



The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate   Other
                                    Bonds       Bonds   Investments
Balance as of December 31, 2009       $0          $0    $4,459,200
Realized gain                          0           0     3,636,829
Net change in appreciation             0           0    (3,829,749)
   (depreciation)
Purchases                              0    3,910,138            0
Sales                                  0           0    (4,266,280)
Transfers in and/or out of Level 3  245,889        0             0

Balance as of December 31, 2010    $245,889 3,910,138           $0

The amount of total gains or loses for the period
included in net assets attributable to the change in
unrealized gains or losses related to assets still
held at the reporting date                           $   (46,367)


On January 21, 2010, the FASB issued Accounting Standard Update
("ASU") 2010-06.ASU 2010-06 amends Topic 820 to add new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The guidance in ASU 2010-06 is effective for the year ended December 31, 2010, except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. Management adopted the portions effective for the current period and is evaluating the impact adoption will have on the Fund's financial statement disclosures for portions effective in future periods. There were no significant transfers between Levels 1 and 2 which required disclosure.

Cash and Cash Equivalents-Cash and cash equivalents include cash and money market investments.

Investment Transactions and Income-Security transactions are recorded on the trade date.
Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and investment advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

Derivatives and Hedging-The Fund follows the provisions of FASB
ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivatives agreements. As of December 31, 2010, the Fund held warrants which are considered derivative instruments under Topic 815.

Primary                                            Realized/
Risk      Statement of                Derivative   Unrealized
Exposure  Operations Location         Instrument   Gain/(Loss)  Quantity

Equity    Net realized gain/(loss)    Warrants     $(527,517)   286,300
Price     on investments and
            securities sold short

Equity   Net change in appreciation   Warrants       435,908    328,300
Price    (depreciation) of investments
            and securities sold short
                                                   $(91,609)

Primary
Risk     Statement of Assets &        Derivative
Exposure Liabilities Location         Instrument   Fair Value   Quantity

Equity
Price   Investment securities,        Warrants     $891,307      82,500
          at fair value





3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees imposed during 2010.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the then prevailing net asset value unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares           2010         2009

Shares sold                             301,285      152,169
Shares issued from reinvestment          85,007      133,392
   of distributions
Shares redeemed                        (192,988)    (364,332)

 Net increase(decrease)                 193,304      (78,771)

 Shares outstanding at the beginning
  of year                              3,122,799    3,201,570

 Shares outstanding at the end
  of the year                          3,316,103    3,122,799

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2010, certain employees and affiliates of the Investment Advisor held 6.49% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $4,000 for their service to the Fund during 2010.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES


FASB ASC Topic 740, Income Taxes,provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2007-2010 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2010, the Fund had undistributed ordinary income of $317,657 for federal income tax purposes.
In addition, the Fund had a capital loss carryforward of $308,169, which is available to offset future capital gains through December 31, 2017.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent pay debt instruments and market discount bonds.To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31, 2010, reclassifications were recorded to increase accumulated net investment income by $511,105, increase accumulated net realized loss by $511,144 and increase paid-in surplus by $39.

For corporate shareholders, 9.68% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2010, 9.98% of dividends paid from net investment income from the fund is designated as qualified dividend income.

At December 31, 2010, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $68,208,860

  Gross tax unrealized appreciation                8,000,198
  Gross tax unrealized depreciation               (1,646,924)

  Net tax unrealized appreciation on investments $ 6,353,274


6.   DISTRIBUTIONS TO SHAREHOLDERS

On August 12, 2010, the Fund's directors declared a dividend payable December 1, 2010 to shareholders of record on November 16, 2010. The December 1, 2010 dividend payment was $0.57 per share.

The character of distributions paid during the years ended
December 31, 2010 and 2009 were as follows.

                                    2010          2009

Distributions paid from ordinary
income (includes short-term gains)  $1,731,789   $2,360,000

Total distributions paid            $1,731,789   $2,360,000



7.   INVESTMENT TRANSACTIONS

For the year ended December 31,2010, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $66,722,581 and $65,514,456, respectively. There were no purchases or sales of long-term U.S. government securities.

8.   OFF-BALANCE-SHEET RISK AND CONCENTRATION RISKS

The Fund may engage in the short sale of securities. Investment securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31,2010, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value)
 were as follows:
  Broadcasting & Cable                               7.7%
  Pharmaceuticals                                    5.4%
  Healthcare Equipment & Supplies                    5.3%
  Conglomerates                                      5.3%
  Misc. Media                                        5.2%


Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31, 2010, the Fund owed the brokerage firm $5,448,222 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities.) The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.13% at December 31, 2010) plus 300 basis points. For the year ended December 31, 2010, margin interest expense was $215,451. For the year ended December 31, 2010, the average margin balance and interest rate were $5,644,303 and 4.20%, respectively.


MIG, LLC Senior Secured Cash/PIK Notes-
On August 22, 2007 Metromedia International Group, Inc.'s
("Metromedia") common stock was acquired and Metromedia was taken private. Pursuant to the terms of the transaction, Metromedia's 7.25% cumulative convertible preferred stock (the "Preferred
Shares") remained outstanding, and the holders had the right to demand a determination of the fair value of the Preferred Shares in the Delaware Court of Chancery (the "Appraisal Action"). Metromedia would then be obligated to make payment of the fair value for the Preferred Shares as determined in the Appraisal Action. The Fund elected to participate in the Appraisal Action with regard to its holding of 80,000 Preferred Shares. The Delaware Court of Chancery rendered its Final Judgment on
June 5, 2009 and held that the value of each of the Preferred Shares, including statutory interest, as of the June 5, 2009 judgment date was $54.21 ($47.47 value of the preferred at the effective time of the merger, plus $6.74 ofstatutory interest). On June 18, 2009, Metromedia filed for protection under Chapter 11 of the Bankruptcy Code and pursued an appeal of the final judgement. On November 2, 2009 the Delaware Supreme court affirmed the final Judgement.

On November 19, 2010, the Bankruptcy Court confirmed the Modified Joint Second Amended Plan or Reorganization (the "Plan") and the Plan went effective December 31, 2010. Pursuant to the Plan, the Fund fully recovered the amounts due under the appraisal action ($60.63 per share) through a cash payment of $356,142 and the issuance of $4,494,411 principal amount of MIG, LLC Senior Secured Cash/PIK Notes due 2016.
MIG, LLC is the reorganized debtor and successor to Metromedia International Group, Inc. Legal fees in the amount of $43,863 were reimbursed as a part of the Plan and are shown on the statement of operations.

9.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2010


                           2010  2009    2008    2007    2006
Net Asset Value,
 Beginning of Year        $18.10 $10.62  $19.31  $22.44  $20.48

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income     0.30  0.64    0.53   0.32   0.53
Net realized and
 unrealized gains or
 losses on investments    3.22 7.57   (8.86) (0.63) 3.07

Total from investment
 Operations               3.52  8.21   (8.33) (.31)  3.60

Less distributions

From net investment income  (0.57)(0.73) (0.36) (1.80) (0.98)
From capital gains          0.00  0.00   0.00  (0.97) (0.66)
Return of capital           0.00  0.00   0.00  (0.05)  0.00

Total distributions        (0.57)(0.73) (0.36) (2.82) (1.64)
Net Asset Value,
 End of year               $21.05 $18.10 $10.62 $19.31 $22.44


TOTAL RETURN              19.60% 77.58%  (43.08)% (1.58)% 17.69%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year       $69,815,888 $56,537,997 $34,012,359 68,060,318 68,290,091

Ratio of expenses
 to average net assets*   2.23% 2.06%  2.33%  2.37%     2.30%
Ratio of net investment
 income to average net
 assets                   1.56%  4.41% 3.22%    1.39%   2.45%
Portfolio turnover rate   101%  129%    76%    81%       48%

 (*) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.88%, 2.03%, 2.08%, 1.91% and 1.88% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2010 to December 31, 2010 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2010 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,182.26
Expenses Paid During Period*                $   11.78
Annualized Expense Ratio                         2.14%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2010 to December 31, 2010 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, you costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,014.40
Expenses Paid During Period*                $   10.88
Annualized Expense Ratio                        2.14%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent directors.

On December 14, 2010, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the investment adviser. The Directors discussed with the investment adviser the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the investment adviser the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns.The Directors discussed with the investment adviser the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisery fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the investment adviser utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the investment advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO, Sr.           N/A     N/A
1001 Tahoe BlvdPresident  17 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 49

Steven M.      Secretary  15 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310
Northbrook, IL 60062
Age: 49

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              17 years2   Optimum Investment Advisors
100 S. Wacker
Suite 2100
Chicago, IL 60606
Age: 67

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         15 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 50

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   17 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 47




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301


Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2009  $26,100
    Audit Fees for the year ended December 31, 2010  $26,890

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2009 $0.00 Audit-Related Fees for the year ended December 31, 2010 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2009  $11,400
    Tax Fees for the year ended December 31, 2010  $11,750
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2009  $0.00
    All Other Fees for the year ended December 31, 2010  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2009 and December 31, 2010 were $11,400 and
    $11,750, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2009 and December 31, 2010 were $8,300 and $8,550, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $133.9 million
Other Accounts                           113         $4.70 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1             $94.0 million
Other Accounts                        26            $1.49 billion

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         77,961      $19.34            *             *

April          -0-

May            -0-

June          44,101      $18.31            *             *

July           -0-

August         -0-

September     45,438      $19.76            *             *

October        -0-

November       -0-

December      25,486     $21.05         *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 25, 2011


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 25, 2011